Exhibit 99.1

EV Company Electric Last Mile to List on Nasdaq Through Merger With Forum Merger III Corporation

●	Combined company to be named Electric Last Mile Solutions, Inc. and continue to be listed on the Nasdaq under the new ticker symbol “ELMS”
●	Pro forma implied equity value of the combined company is approximately $1.4 billion
●	ELMS expects to launch its Urban Delivery van as the first electric Class 1 commercial vehicle in the U.S. market in the third quarter of 2021
●	Transaction supported by approximately $155 million in fully committed PIPE and related financing anchored by institutional investors including BNP Paribas Asset Management Energy Transition Fund and Jennison Associates LLC
●	Approximately $379 million of gross proceeds expected from the transaction to be used to fund operations and growth
●	Capital efficient business model underpinned by historical platform investment, low cost sourcing and production facility readiness
●	Anticipated proceeds from the proposed business combination expected to sufficiently fund initial product launches

DETROIT, Dec. 11, 2020 – Electric Last Mile, Inc. (“ELMS”), an electric vehicle (EV) company focused on creating efficient and reliable last mile solutions, and Forum Merger III Corporation (Nasdaq: FIII) (“Forum” or “Forum III”), a special purpose acquisition company, today announced that they have entered into a definitive agreement for a business combination that would result in ELMS becoming a publicly listed company. Upon closing of the transaction, which is expected to occur in the first quarter of 2021, the combined company will be named Electric Last Mile Solutions, Inc. and will continue to be listed on the Nasdaq Capital Market under the new ticker symbol, “ELMS.” The transaction reflects a pro forma implied equity value for the combined company of approximately $1.4 billion.

Following the combination, ELMS expects to launch its Urban Delivery van as the first electric Class 1 commercial vehicle in the U.S., with the expected lowest total cost of ownership, in the third quarter of 2021.

To date, ELMS has over 30,000 pre-orders from customers including leading brands and some of the largest fleet managers and dealers in the country.

The ELMS management team, led by CEO and co-founder James Taylor, combines executive experience from GM, Workhorse, FCA, BMW, Key Safety Systems, and other leading OEMs and Tier 1 manufacturers, to focus on delivering on the company’s execution and growth strategy. ELMS plans to produce its Urban Delivery van in Indiana at an EV production-ready manufacturing plant.

“The demand for cost effective solutions to support the e-commerce ecosystem is overwhelming. This industry promises rewards to first movers who can deliver value-driven solutions,” said James Taylor, CEO of ELMS. “ELMS is solely focused on the commercial vehicle market. Our products are designed to provide the most cost-effective, reliable and customized solutions for the last mile delivery of goods and services. ELMS is jumping the curve with proven technology and a production advantage, and this merger with Forum further accelerates our go-to-market plan and our expected market leadership position.”

“Forum is very excited to partner with Electric Last Mile, bringing to market an electric vehicle company to transform last mile delivery and mobility networks,” said David Boris, Co-Chief Executive Officer and Chief Financial Officer of Forum III. "Upon the closing of the business combination, ELMS will have in place a product based on a proven, top-selling platform as well as a U.S. plant with significant capacity. In addition, the experienced management team has already generated substantial pre-orders representing over $1.0 billion in anticipated revenues. With the investment from Forum III and other investors, ELMS will be fully funded to launch its initial products, and serve the growing demand for delivery vehicles. We look forward to working with the ELMS team to build an industry leading electric vehicle company.”

ELMS Highlights:

●	Significant Last Mile Market Opportunity Driving Explosive Demand for Delivery Vehicles
o	Fast-approaching $1 trillion North American ecommerce market has driven the need for lower cost delivery and fleet efficiency
o	Broad push for green/sustainable products and solutions

●	Anticipated First-Mover Advantage in Last Mile Segment
o	Expected first-mover in the electric Class 1 commercial vehicle segment in the U.S.

●	Established, Agile Manufacturing Footprint Offering Fast Time to Market
o	Plant already retrofitted for EV production
o	Experienced workforce available for volume ramp up
o	Supply chain identified

●	Go-to-Market Strategy and Partnerships Driving Large Customer Pipeline
o	Verified customer demand with more than 30,000 pre-orders representing over $1.0 billion of anticipated revenue

●	World-Class Leadership and Execution Team with Track Record of Success
o	Deep experience across global OEMs, EV start-ups and technology providers
o	Proven ability to design, develop and commercially produce vehicles at scale

●	Capital-Efficient Business Model
o	Capital efficient business model underpinned by historical platform investment, low cost sourcing and production facility readiness

Transaction Summary

The transaction reflects a pro forma implied equity value for the combined company of approximately $1.4 billion at closing, at a $10.00 per share price and assuming no redemptions by Forum shareholders. The cash remaining in the combined company at closing will be funded by Forum’s cash in trust as well as a private placement anchored by institutional investors, including BNP Paribas Asset Management Energy Transition Fund and Jennison Associates LLC, that will close concurrently with the merger.

The boards of directors of both Forum and ELMS have unanimously approved the proposed transaction, which is expected to be completed in the first quarter of 2021. Additional information about the merger will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Jefferies LLC is serving as exclusive financial advisor and White & Case LLP is serving as legal advisor to Forum. Jefferies LLC is serving as placement agent on the PIPE offering. Foley & Lardner LLP is serving as legal advisor to ELMS.

Investor Conference Call Information

ELMS and Forum will host a joint investor conference call to discuss the proposed transaction today, Friday, December 11, 2020 at 8:00 a.m. ET.

To listen to the prepared remarks via telephone dial 1-877-407-9039 (U.S.) or 1-201-689-8470 (International) and an operator will assist you. A live webcast and replay of the call will be available here and can also be accessed at www.electriclastmile.com under the “Investors” tab.

About ELMS

ELMS is focused on redefining the last mile market with a vertically-integrated approach to designing, manufacturing and customizing electric, connected last mile delivery vehicles. ELMS will provide customers with sustainable and cost-effective vehicle solutions to run their businesses. The company is headquartered in Auburn Hills, Michigan. For more, visit: www.electriclastmile.com

About Forum Merger III Corporation

Forum Merger III Corporation (NASDAQ: FIII) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Forum’s mandate was to consider an initial business combination target in any business or industry and it focused its search on companies with an aggregate enterprise value of approximately $500 million to $2 billion that are based in the United States. The Company is led by Co-Chief Executive Officers Marshall Kiev and David Boris. For more, visit: https://forummerger.com/

Important Information About the Business Combination and Where to Find It

In connection with the business combination, Forum intends to file a preliminary proxy statement. Forum will mail a definitive proxy statement and other relevant documents to its stockholders. Forum’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Forum, ELMS and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Forum as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860.

Participants in the Solicitation

Forum and its directors and executive officers may be deemed participants in the solicitation of proxies from Forum’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Forum is contained in Forum’s Registration Statement on Form S-1/A, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the business combination when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger relating to the business combination (the “Merger Agreement”) or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to (x) execute transaction agreements with SF Motors, Inc. (d/b/a SERES) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown. Forum cautions that the foregoing list of factors is not exclusive. Forum cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the proposed business combination. The consummation of the business combination is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc. (d/b/a SERES) that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the business combination, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the satisfaction of the Carveout Transaction. Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts

Media@electriclastmile.com

IR@electriclastmile.com

investors@forummerger.com

5